UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 29, 2003

MISSION COMMUNITY BANCORP

(Exact name of Registrant as specified in its charter)

CALIFORNIA	333-12982	770559736
(State or other jurisdiction of incorporation)	(File Number)	(I.R.S. Employer Identification No.)

581 Higuera Street, San Luis Obispo, CA	93401
(Address of principal executive office)	(Zip Code)

(Former name or former address, if changed since last report)

Item 5.    Other Events

Effective December 29, 2003, the Registrant’s wholly-owned subsidiary, Mission Community Bank, N.A., a national banking association, converted from a national bank into a California state- chartered member bank and now operates under the name “Mission Community Bank.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2004	MISSION COMMUNITY BANCORP

	By:	/s/ WILLIAM C. DEMMIN
William C. Demmin
Chief Financial Officer On behalf of Registrant and as a Principal Financial Officer